                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - April 23, 1998

                       Wackenhut Corrections Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

               FLORIDA                                0-24438                                65-0043078
    -------------------------------            ------------------------                  -------------------
    (State or Other Jurisdiction of            (Commission File Number)                     (IRS Employer
            Incorporation)                                                               Identification No.)



4200 Wackenhut Drive #100, Palm Beach Gardens, Florida             33410-4243
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(Address of Principal Executive Offices)                           (Zip Code)

(Registrant's Telephone Number, Including Area Code)              (561) 622-5656
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                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)

Item 5.  Other Events.

         This Current Report on Form 8-K is being filed to disclose the press release issued by Wackenhut Corrections Corporation (the "Company") on April 23, 1998. The press release, which is filed as Exhibit 99 hereto, was to announce the Company's unaudited operating results for the quarter ended March 31, 1998.

Item 7.  Financial Statement and Exhibits

                  (c)      Exhibits.



Exhibit No.             Description                       Sequential Page Number
-----------             -----------                       ----------------------

99                      Press Release dated                          4
                        April 23, 1998

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      WACKENHUT CORRECTIONS CORPORATION


April 23, 1998                        By: /s/ John G. O'Rourke
                                          ----------------------------------
                                          John G. O'Rourke
                                          Senior Vice President - Finance,
                                          Treasurer and Chief Financial Officer





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